UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2025

4D Molecular Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39782	47-3506994
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5858 Horton Street #455
Emeryville, California		94608
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (510) 505-2680

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	FDMT	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On December 10, 2025, 4D Molecular Therapeutics, Inc. (the “Company”) announced its intention to implement protocol amendments (the “Amendments”) to the 4FRONT-1 and 4FRONT-2 Phase 3 clinical trials of 4D-150 in wet AMD (the “4FRONT Trials”) to increase target enrollment from 400 to 480 patients per trial. As previously disclosed, the 4FRONT Trials were initiated to provide >90% power for a primary endpoint of BCVA noninferiority of 4D-150 versus aflibercept 2mg Q8 weeks with a margin of 4.5 letters (in accordance with U.S. Food and Drug Administration guidance). The increase in target enrollment in the 4FRONT Trials is designed to provide approximately 90% power with a noninferiority margin of approximately 4 letters outside of FDA jurisdiction such as Japan Pharmaceuticals and Medical Devices Agency and European Medicines Agency. The Amendments support the Company’s planned global regulatory submissions for 4D-150, including by the Company’s recently announced partner, Otsuka Pharmaceutical Co., Ltd., in the Asia-Pacific region, and were driven by the Company’s evolving view of the global commercial opportunity for 4D-150.

4FRONT-1 has 300 patients randomized or approved to randomize as of December 10, 2025. In addition, 4FRONT-2 ex-U.S. site activation pace is consistent with plans, with first patients screened in Europe and sites active in the Asia-Pacific region. The Company anticipates no impact of the Amendments on previously guided enrollment projections for the 4FRONT Trials, and no impact on the Company’s previously guided financial runway into H2 2028. The Company continues to expect to complete enrollment of 4FRONT-1 in Q1 2026 and to disclose topline data in H1 2027. The Company also continues to expect to complete enrollment of 4FRONT-2 in H2 2026 and to disclose topline data in H2 2027.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements regarding the Company’s clinical development plans and regulatory pathway for 4D-150, and timing for the completion of enrollment for and announcement of results from ongoing clinical trials. In some cases you can identify these statements by forward-looking words such as “may,” “will,” “continue,” “anticipate,” “intend,” “could,” “project,” “expect” or the negative or plural of these words or similar expressions. Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results and events to differ materially from those anticipated, including risks and uncertainties that are described in greater detail in the section entitled “Risk Factors” in the Company’s most recent Quarterly Report on Form 10-Q as well as any subsequent filings with the Securities and Exchange Commission. The Company expressly disclaims any intent or obligation to update these forward-looking statements, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

4D MOLECULAR THERAPEUTICS, INC.

Date:	December 10, 2025	By:	/s/David Kirn, M.D.
David Kirn, M.D. Chief Executive Officer